Exhibit 10.16

[***]	indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

MSA v. 7

10 Sept 2010

MASTER SERVICES AGREEMENT

This MASTER SERVICES AGREEMENT (the “Agreement”), is made and entered into as of September 10, 2010 (the “Effective Date”), by and between Iroko Pharmaceuticals, LLC, a Delaware limited liability company, having its office at Navy Yard Corporate Center, One Crescent Drive, Suite 400, Philadelphia, PA 19112 USA (the “Company”) and APTUIT INC., a Delaware corporation, having its headquarters offices at Two Greenwich Office Park, Greenwich, Connecticut 06831, together with its Affiliates (as defined below), (“APTUIT”).

BACKGROUND

WHEREAS, the Company desires to engage and retain APTUIT to provide certain technology transfer, development, formulation, analytical, and/or manufacturing services with regard to such of the Company’s pharmaceutical products, as the Company may from time to time notify APTUIT in writing (the “Products”);

WHEREAS, APTUIT possesses significant expertise in this area and is willing to provide the services to the Company;

WHEREAS, Company has obtained from iCeutica, Inc. (“iCeutica”) the right and license to use “iCeutica IP,” as that term is defined in the Amended and Restated Nano-Reformulated Compound License and Option Agreement, dated June 19, 2007 and amended and restated as of May 6, 2008 (the “Iroko-iCeutica Agreement”);

WHEREAS, APTUIT will require access to the iCeutica IP in order to perform services pursuant to this Agreement and, in connection with such access, APTUIT and iCeutica have entered into that certain Patent and Confidential Information License Agreement, dated March 29, 2010, (the “iCeutica License”);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, promises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and APTUIT agree as follows:

Section 1. Services to be Provided; Consideration; Expenses; License.

a. Services to be Provided. Subject to the terms and conditions set forth herein, the Company hereby engages APTUIT and APTUIT hereby accepts the engagement, to provide the services described on each Statement of Work (“SOW”) (incorporated into, and attached to this Agreement as an “Appendix”) entered into between the parties from time to time (the “Services”). A template of a SOW is hereby attached as Exhibit A. APTUIT acknowledges and agrees that it shall make all commercially reasonable efforts to perform the Services in accordance with the Specifications, processes and agreed timelines for deliverables established in each SOW, and in a manner consistent with the reasonable instructions received from, or requirements established by, the Company. In the context of this Agreement “Specifications” shall mean the documentation, protocols and other clear written instructions provided or

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approved by the Company relating to the Products or the Services to be performed by APTUIT pursuant to this Agreement and/or an SOW. APTUIT agrees to devote commercially reasonable efforts and such time as is necessary to provide the Services pursuant to each SOW in a professional manner, consistent with industry standards. APTUIT is not authorized to make any representation, contract or commitment on behalf of or in the name of the Company, nor does it have the capacity to negotiate the terms and conditions of contracts or agreements in the name of or on behalf of the Company, unless specifically requested or authorized in writing to do so by the CEO of the Company. In the event of any conflict between the provisions of this Agreement and any SOW made pursuant to this Agreement, this Agreement shall prevail.

b. Affiliates. It is the parties’ understanding that APTUIT may perform some of the Services through its “Affiliates” (as defined below), provided, however, that APTUIT (together with such APTUIT Affiliates) shall be jointly and severally liable to the Company for the performance of the Services under this Agreement and/or any related SOW.

“Affiliate” with respect to any person or entity shall mean any other person or entity that directly or indirectly through one or more intermediaries is controlling, controlled by or under common control with such person or entity specified. For purposes of this definition, control of a person or entity means the power, directly or indirectly, to direct the management and policies of such person or entity, whether through the ownership of fifty percent (50%) or more of the voting securities of such person or entity, or by contract or otherwise.

c. Consideration. In consideration of the Services to be provided hereunder, the Company hereby agrees to pay APTUIT the applicable fees (the “Fee”) and expenses set forth in each SOW as well as any sales, use, gross receipts, excise, withholding or other taxes, (and, if applicable, value-added tax), duties, charges or fees (excluding tax based on net income and franchise taxes) (“Taxes”), if any, required to be paid by APTUIT in respect of Fees for Services under this Agreement, which Taxes may be added to the price of the Services provided hereunder or invoiced separately, at APTUIT’S discretion. The Company will pay each undisputed invoice issued by APTUIT within thirty-five (35) days of the date such invoice is received by the Company in full without application of any right of set-off or other reduction, unless otherwise specified in this Agreement. If any portion of an invoice is disputed in good faith, the Company will pay the undisputed amounts and promptly notify APTUIT in writing of the nature of the dispute, upon which the parties will use good faith efforts to reconcile the disputed amount as soon as practicable.

d. Expenses. Expenses and/or pass-through items will be specified and quantified in the applicable SOW, provide, that any service fee charged on pass-through items shall not exceed five percent (5%) of the total pre-tax cost of such pass-through item; provided, however, that the foregoing shall not apply to any clinical packaging and logistics services. APTUIT will not purchase any one item or incur any singular expense in support of an SOW exceeding five thousand dollars ($5,000.00) without the Company’s prior written consent. The Company will pay each undisputed invoice issued by APTUIT in respect of expenses and/or pass-through items, within thirty-five (35) days of the date such invoice is received by the Company. APTUIT will provide complete documentation of all expenses and pass-through items incurred or purchased in support of an SOW at the time the relevant invoice is submitted to the Company.

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e. Change Orders. Any changes in the Services to be provided under this Agreement or an SOW shall be set out in a document describing, with justification, the change and referencing the relevant SOW (each a “Change Order”) that shall be dated and numbered so that it can be uniquely identified by the parties. The parties shall negotiate in good faith any necessary changes to the prices in the SOW and to any other aspect of the Services to be performed by APTUIT resulting from changes to APTUlT’s responsibilities, the Specifications, assumptions, or requirements after the execution of an SOW.

f. Personnel. Prior to or contemporaneous with the execution of any SOW pursuant to this Agreement, APTUIT shall provide the Company with a list of its employees or personnel that will be responsible for performing the Services under such SOW together with the responsibilities, functions or duties of each such employee. APTUIT shall not change or replace an employee involved in performing the Service pursuant to an SOW without consultation with the Company. In the event that APTUIT changes or replaces any employee or personnel involved in performing the Services, then, APTUIT shall replace such employee or personnel with an employee or personnel with higher or comparable skill and experience as the employee or personnel previously involved in the performance of the Services.

Section 2. Term; Termination.

a. Term. The term of this Agreement shall commence on the Effective Date and continue, unless terminated earlier as provided hereunder, for a period of two (2) years (the “Term”). This Agreement shall be automatically renewed for one (1) year, unless terminated earlier as provided hereunder.

b. Termination. Either party may terminate this Agreement, if the other party shall default in the performance of any of its material obligations of this Agreement, upon thirty (30) days prior written notice to the other, specifying the nature of the default, unless such other party shall cure that default within the 30-day notice period. The Company may terminate this Agreement at any time without any reason upon thirty (30) days prior notice. In addition, this Agreement may be terminated at the sole option of a party without further notice if (i) the ownership or control of the other party or the majority of the assets of the other party are seized, nationalized, sequestered or become subject to governmental management or intervention, or if the charter, articles, by-laws or any governmental authorizations relating to the existence of the other party is revoked; or (ii) the other party makes an assignment for the benefit of creditors, or experiences insolvency or bankruptcy or any proceeding under the law pertaining to the relief of debtors or if the other party should go into liquidation for any reason.

c. Duties Upon Expiration or Termination. Upon expiration or termination of this Agreement pursuant to Sections 2(a) or 2(b) and upon full payment for the Services, APTUIT shall deliver to the Company all Products packed (in accordance with the requirements set forth in the Quality Agreement or the Specifications) as a result of the Services performed as of the date of expiration or termination of this Agreement at costs specified in the relevant SOW.

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In addition, and subject to regulatory requirements and/or the Quality Agreement each party shall(i) deliver to the other all diskettes, CD-Rom or other media containing any Confidential Information (as hereinafter defined) and all other physical copies of the Confidential Information (as hereinafter defined) of the other party then in its possession or control, (ii) destroy the Confidential Information of the other party contained in any computer memory or data storage apparatus, and (iii) certify in writing to the other party within one (1) week after such expiration or termination of this Agreement that it has complied with the provisions of this Section 2(c); provided, however, that the legal department of both parties may keep one copy of any Confidential Information of the other party solely for the purpose of filing and of determining any legal obligation.

d. Effects of Expiration or Termination. Upon expiration or termination of this Agreement and subject to Sections 3(i) and 9(b) of this Agreement, neither APTUIT nor the Company shall have any further rights or obligations hereunder except for (i) the Company’s obligation to pay APTUIT Fees due and payable for Services rendered as of the date of expiration or termination of this Agreement, and amounts owed by the Company for reimbursable expenses pursuant to Section 1(c); (ii) the parties’ respective obligations under Sections 2 through and including 14 hereof which, by their express terms are to survive such termination or expiration.

Section 3. Loan of Equipment.

a. Equipment. In connection with the Services to be provided under this Agreement, the Company has or will purchase certain equipments, including, but not limited to, Attritor mill and accessories (collectively, the “Equipment”) that may be necessary for the performance of the Services as specified in relevant SOWs. “Equipment” shall also mean and include any other Company-owned or leased equipment, if any, provided to APTUIT for the purposes of enabling the performance of the Services hereunder, and all related manufacturer’s warranties, instruction and other owner’s manuals, tools, parts, components and all other related items.

b. Ownership of Equipment. APTUIT acknowledges and agrees that Company is the sole and exclusive owner of all right, title and interest in and to the Equipment. In no event shall the Equipment be deemed to be a part of APTUIT’s real or personal property. APTUIT will not claim or identify the Equipment as being the property of APTUIT. The parties acknowledge that the Equipment will be located at the premises of APTUIT at Kansas City, MO (the “Facility”) until so notified by the Company. APTUIT agrees to identify the Equipment as the property of the Company including through the attachment of an identification plate provided by the Company and APTUIT shall not remove or permit to be removed any identification plate or other identifying characteristics attached to it by or at the request of Company. The parties agree that the Company is entitled to file any document necessary to demonstrate and secure its ownership in the Equipment, including, without limitation, a UCC-1 financing statement, and APTUIT shall cooperate with the Company, at the Company’s sole cost and expense, in completing and filing and executing any documents necessary to demonstrate and secure the Company’s ownership interest in the Equipment.

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c. Payment. The Company agrees to reimburse APTUIT for the cost of Equipment installation and. training charges, which Equipment installation cost shall be paid in the manner specified in the relevant SOW setting out such cost.

d. Installation and Location. APTUIT shall be responsible for installing the Equipment at the Facility. APTUIT will use commercially reasonable efforts to have successfully completed all necessary and applicable installation qualifications for the Equipment within thirty (30) days of delivery of the Equipment to APTUIT as long as the delivery date is scheduled with and approved by APTUIT; provided, however, that, APTUIT shall have no liability for delays which are the result of or relate to (a) the performance or failure to perform by Company for such installation or delivery, or (b) any defects in or other inability of the Equipment to perform in accordance with manufacturer’s specifications.

APTUIT shall at all times maintain a suitable environment for the Equipment and shall furnish all necessary and appropriate utilities for its operation and maintenance. APTUIT shall not move the Equipment to any other location, without the prior written consent of the Company, which consent shall not unreasonably be withheld. Risk of loss or damage as provided by an “All Risk” standard property policy to the Equipment shall be the responsibility of APTUIT from the time the Equipment is delivered to APTUIT until the Equipment is delivered to the Company upon termination of this Agreement in accordance with Section 3(i) below, provided that the Company shall have provided APTUIT with the replacement value of such Equipment.

e. Alterations and Access. Except for the use of accessories required for the operation of the Equipment, APTUIT shall not make any alterations, improvements, modifications, or additions to the Equipment and shall not remove anything from the Equipment, without the prior written consent of the Company, which consent shall not be unreasonably withheld. APTUIT shall provide the Company and its representatives or designees with full and free access to the Equipment during normal business hours for the purpose of inspecting the Equipment, provided, that the Company shall comply with APTUIT’s policies regarding plant visitors and shall not be permitted to interfere with APTUIT’s use of the Equipment during such time of inspection.

f. Maintenance and Operation. APTUIT shall maintain the Equipment in a clean and orderly condition, shall protect the Equipment from deterioration other than normal wear and tear, and shall use, operate and maintain the Equipment in the regular course of business only, within its normal capacity, without abuse, and in a manner consistent with any instructions provided to APTUIT by the manufacturer of the Equipment. If the Equipment or any part or component thereof malfunctions, is damaged, or proves to be defective, APTUIT shall immediately notify the Company and the Company shall arrange for repairs to the Equipment and the Company shall be solely responsible for all costs of such repairs.

g. Authorized Use and Personnel. APTUIT shall use the Equipment solely in connection with the Services as may be specified in each SOW made pursuant to this Agreement (the “Authorized Purpose”). The Company shall not be liable or otherwise responsible for any loss, damage or other consequence suffered by APTUIT or any other party as a direct or indirect result of the use of the Equipment by APTUIT, its employees or agents or

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any unauthorized person while the Equipment is in the possession of APTUIT. The Company shall not be responsible for any personal injury suffered by any APTUIT employee or agent arising directly or indirectly from the use of the Equipment. The Equipment shall be used only by employees of APTUIT, or the Company’s or iCeutica’s employees (or their respective representatives) in conjunction with APTUIT employees, who have been properly trained in the operation of the Equipment.

h. Compliance with Laws and Insurance. APTUIT shall operate the Equipment and exercise its rights and perform its obligations hereunder in compliance with all applicable laws, rules and regulations. APTUIT shall notify the Company promptly of any governmental inspection or inquiry concerning the Equipment or otherwise relating to the subject matter of this Agreement. APTUIT shall maintain throughout the Term of this Agreement comprehensive General Liability policy (including Product Liability) having limits of $10,000,000 per occurrence and in the aggregate providing personal injury and property damage with an insurer A.M. Best rating of A- X or better. APTUIT shall provide coverage through a standard “All Risk” property policy coverage for the replacement value for the Equipment (provided that the Company shall have provided APTUIT with the replacement value of such Equipment) and the Company shall be named as a loss payee with respect to the insurance proceeds for the Equipment. Furthermore, APTUIT will include the Company as an additional insured on the liability policies as noted above providing “Third Party Liability”.

i. End of Term. Upon expiration or termination of this Agreement, APTUIT shall immediately discontinue the use of the Equipment and, at the Company’s option, return the Equipment to the Company or allow the Company to remove the Equipment from APTUIT’s premises. The Company shall be responsible for prepayment of applicable transportation costs and agrees that APTUIT shall have no obligation to return the Equipment to the Company until such costs are paid by the Company, Commencing on the thirtieth (30th) business day after expiration or termination of this Agreement, and provided that APTUIT has reasonably cooperated with the Company in scheduling the removal of the Equipment, the Company shall be responsible for paying APTUIT storage costs for the Equipment at a rate specified in the relevant SOW to which the Equipment relates. Payment will be made in advance and the Company agrees that APTUIT shall have no obligation to return the Equipment or allow removal of the Equipment until such costs are paid by the Company.

Section 4. Independent Contractor Status. The relationship of APTUIT to the Company shall be that of an independent contractor, both from a juridical and economic viewpoint, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship. APTUIT agrees that it shall be solely responsible for paying any Social Security or other employment tax which may become due and payable as a result of the compensation to be received by APTUIT from the Company for performing any Services hereunder. No part of APTUIT’s compensation will be subject to withholding by the Company for the payment of any social security, state or any other employee payroll taxes. APTUIT shall, at its sole expense, reimburse, indemnify, defend and hold harmless the Company, its Affiliates and their respective directors, officers, employees, consultants, shareholders, agents and successors and assigns (each, a “Company Indemnified Party”) from any loss, liability, damage, cost or expense (including, without limitation,

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reasonably attorneys’ fees) and other amounts (collectively, “Liabilities”) which any Company Indemnified Party may suffer or incur by reason of APTUIT’s failure to pay any Social Security or other employment taxes which may become payable as a result of the compensation to be received by APTUIT from the Company for performing any Services hereunder.

Section 5. Representations and Warrants of the Parties. Each party represents and warrants to the other that: (a) it has full power and authority to enter into this Agreement and to perform its duties hereunder; (b) the execution and delivery of this Agreement and the performance of its duties hereunder shall not result in a breach of, or constitute a default under, any agreement or understanding, oral or written, to which it may be bound; (c) this Agreement represents a valid, legally binding obligation on it and is enforceable against it in accordance with its terms; and (d) it has not breached any agreement with any third party to keep in confidence any confidential or proprietary information, knowledge or data acquired prior to its execution of this Agreement; and (e) it, and any of its employees or agents involved in the performance of the Services, has not been (i) debarred under Section 306(a) or (b) of the Generic Drug Enforcement Act of 1992 (the “GDEA”), (ii) convicted of crime for which a person can be debarred under the GDEA or (iii) threatened to be debarred for a crime or otherwise engaged in conduct for which a person can be debarred under the GDEA. The Company further warrants and represents to APTUIT that “Company Intellectual Property” (as defined below) provided to APTUIT in connection with the performance of the Services shall not (i) infringe any third party’s copyright, patent, trademark, trade secret or other proprietary rights, or (ii) violate any law, statute, ordinance or regulation.

In addition, APTUIT represents and warrants that: (a) it will make all commercially reasonable efforts to perform the Services according to the Specifications, processes, agreed timelines for deliverables and development plan established in each SOW, applicable regulatory requirements, all applicable laws, cGMP and according to the “Quality Agreement” (which, Quality Agreement shall be agreed to by the parties within thirty (30) days of the Effective Date hereof); (b) it has sufficient capacity required to perform the Services according to the Specifications, processes, agreed timelines for deliverables and development plan established in each SOW, regulatory requirements, all applicable laws, cGMP and the terms of the Quality Agreement agreed to by the parties; (c) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement in accordance with its terms and the execution, performance and delivery of this Agreement will not conflict with any obligation to which APTUIT is subject; (d) it is carrying on its business in compliance with all applicable laws and regulations; (e) it holds or will hold, at the Effective Date hereof, all necessary consents, authorizations, registrations, agreements, certificates, licenses, approvals, permits, authorities or exemptions from any relevant authority which are required to perform the Services; and (f) the Services do not and shall not (i) infringe any third party’s copyright, patent, trademark, trade secret or other proprietary rights, or (ii) violate any law, statute, ordinance or regulation.

Section 6. Records and Materials. Subject to regulatory requirements and/or the Quality Agreement, upon completion of the Services in each SOW by APTUIT, APTUIT shall deliver to the Company all materials, information and data owned by the Company in such form and format as the Company may specify. APTUIT may retain, at its cost and subject to the confidentiality provisions herein, materials, information or data that reasonably necessary to satisfy regulatory requirements.

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Section 7. Inspections.

a. APTUIT will permit the Company’s representatives or agents (unless such representatives are direct competitors of APTUIT) to examine or audit the Services performed under this Agreement or any SOW, upon not less than five (5) days advance written notice to APTUIT, during regular business hours, solely to determine that the Services are being performed in accordance with this Agreement, Specifications, processes, agreed timelines for deliverables and development plan established in each SOW, regulatory requirements, all applicable laws, cGMP and the Quality Agreement made pursuant to this Agreement or each SOW. Audits will be conducted on a biennial basis, provided, that the Company may perform “for cause” audit or examination at any time, in the event of APTUIT’s breach of GMPs or failure to adherence to terms of the Quality Agreement.

b. To the extent necessary in connection with the provision of the Services, APTUIT shall comply with all provisions of the GDEA.

Section 8. Covenants of APTUIT.

APTUIT covenants to the Company that so long as this Agreement is effective (a) it shall not accept work, enter into a contract, or accept an obligation incompatible with its obligations under this Agreement or any SOW, and (b) except to an Affiliate (as defined below), it shall not subcontract or assign any portion of the Services or any monies due hereunder without the prior written consent of the Company.

Section 9. iCeutica IP; Company Intellectual Property.

a. iCeutica Rights. iCeutica’s rights in inventions and discoveries made by APTUIT in relation to iCeutica IP shall be governed by the iCeutica License. APTUIT shall give iCeutica and the Company written notice, as promptly as practicable, of all such iCeutica inventions and discoveries. The Company’s rights in iCeutica IP shall be governed by the Iroko-iCeutica Agreement or other agreement(s) between Company and iCeutica.

b. Ownership. Subject to Section 9(a) above, all “Company Intellectual Property” (as defined below) will be owned by the Company and APTUIT has not, nor will it acquire, any interest in any of the Company Intellectual Property and/or iCeutica IP. APTUIT shall not use any Company Intellectual Property and/or iCeutica IP except as specifically authorized by the Company and/or iCeutica respectively or as required for the performance of its obligations under this Agreement.

“Company Intellectual Property” means intellectual property rights of the Company including, but not limited to rights in patents, patent applications, trademarks trade-mark applications, trade-names, copyrights, industrial designs, know-how, and trade secrets relating to the Products and Company Inventions (as defined below).

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“Company Inventions” means, without limitation, any and all data, information, works of authorship, discoveries, improvements, inventions, designs, graphics, content, ideas, processes, techniques, know-how and data, whether or not patentable, which are developed, generated or derived, directly or indirectly, by APTUIT, its agents or subcontractors, either solely or jointly with third parties, during the course of this Agreement in the provision of the Services.

The Company acknowledges that APTUIT possesses certain inventions, processes, know-how, trade secrets, and other intellectual property, including analytical methods, procedures, techniques, manuals, financial information, computer expertise and software, each of which APTUIT owns or controls and which relate to APTUIT’S business or operations (collectively, “APTUIT Property”). Notwithstanding anything contained herein to the contrary, any APTUIT Property or improvements thereto which are improved, modified, developed or otherwise used by APTUIT under or during the term of this Agreement and which does not rely on Company Intellectual Property and/or iCeutica IP shall be the sole and exclusive property of APTUIT. APTUIT hereby grants to the Company, a royalty-free, worldwide license to APTUIT Property or improvements hereto with respect to the performance of the Services,

Section 10. Confidentiality.

a. The receiving party shall keep confidential and not disclose to any third party or use for its own benefit, except as expressly permitted herein, or for the benefit of any third party, any Confidential Information disclosed by the disclosing party to it, or any Confidential Information to which the receiving party has access or an opportunity to gain knowledge. Receiving party agrees to secure and protect the Confidential Information of the disclosing party in the same manner as it would secure and protect its own Confidential Information and agrees to take appropriate action by instruction or agreement with its agents who are permitted access to the Confidential Information to satisfy its obligations hereunder. Receiving party shall cooperate with and assist the disclosing party in identifying and preventing any unauthorized use, copying or disclosure of the Confidential Information.

b. For purposes of this Agreement, “Confidential Information” means all information relating to the disclosing party including without limitation and whether oral or written, information relating to the disclosing party and its business (and its assets, operations and finances), prospective business opportunities, all technical and non-technical information, batch records, manufacturing and analytical reports, regulatory documents, patent, copyright, trade secret, trademark and other proprietary information, techniques, sketches, inventions, innovations, samples, business plans, designs, routines, programs, manuals, ideas, graphics, art, concepts, business methods, drawings, models, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, source code, object code and formulae related to the current, future and proposed products and services of the disclosing party. “Confidential Information” also includes, without limitation and whether oral or written, iCeutica IP, Confidential Information of iCeutica, information concerning research, experimental work, development, design details and specifications, engineering, financial information, customer information, customer lists, procurement requirements, pricing information, business forecasts, sales and merchandising and marketing plans and information related to the current, future and proposed products and services of the Company.

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c. Notwithstanding the foregoing paragraph, “Confidential Information “shall not include any information or materials that: (a) are or become known to the general public through no act or omission of receiving party or any other person with an obligation of confidentiality to the disclosing party; (b) receiving party can establish was in its lawful possession prior to its receipt thereof from the disclosing party (c) receiving party can establish by contemporaneous written records was independently developed by receiving party without breach of this Agreement; or (d) are required to be disclosed pursuant to applicable law (provided, however, that where possible to do so, prior to any disclosure of Confidential Information as required by applicable law, receiving party shall advise the disclosing party of such required disclosure promptly upon learning thereof and shall cooperate with the disclosing party in order to afford it a reasonable opportunity to contest or limit such disclosure).

Section 11. Indemnification.

a. APTUIT shall, at its sole expense, reimburse, indemnify, defend and hold harmless the Company and its Affiliates and their officers, directors, employees and agents from and against any and all Liabilities actually incurred in connection with any third party claim, suit, action, judgment or other proceeding brought against a Company Indemnified Party, to the extent based on or arising from: (a) any breach of this Agreement by APTUIT, its employees, officers, directors, agents and contractors, including but not limited to, a breach of APTUIT’s representations, warranties and covenants herein; (b) APTUIT’s gross negligence or willful misconduct; or (c) any claim asserted by a third party that APTUIT, in performing the Services hereunder, has infringed or misappropriated any proprietary or intellectual rights of such third party, except to the extent relating to any materials or Specifications or instructions provided to APTUIT by the Company.

b. The Company shall, at its sole expense, reimburse, indemnify, defend and hold harmless APTUIT and its Affiliates and their officers, directors, employees and agents from and against any and all Liabilities actually incurred in connection with any third party claim, suit, action, judgment or other proceeding brought against APTUIT, to the extent based on or arising from: (a) any breach of this Agreement by the Company, including but not limited to, a breach of the Company’s representations, warranties and covenants herein; (b) the Company’s gross negligence or willful misconduct; (c) the Company’s research, development, manufacturing, commercialization, exploitation, use or sale of a Product that is the subject of the Services; or (d) any claim asserted by a third party that Company’s Intellectual Property Rights or materials provided to APTUIT by the Company or the Specifications have misappropriated any proprietary or intellectual rights of such third party.

c. In case any action shall be brought against an indemnified party pursuant to this Section 11, such indemnified party shall promptly notify the indemnifying party thereof in writing. Failure to give such prompt notice shall not relieve the indemnifying party from any liability hereunder except to the extent that the indemnifying party is actually prejudiced by such failure to give prompt notice. The indemnifying party, at its own expense, shall defend any action brought against the indemnified party including, without limitation, the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable expenses, judgments and settlements thereof. The indemnified party shall have the right, at its

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sole expense, to employ separate counsel in connection with any such action and to consult with the indemnifying party and its counsel regarding the defense thereof, without thereby waiving its rights under this Section 11. The indemnifying party shall not enter into any settlement of any action for which it is indemnifying the indemnified party without the indemnified party’s consent, which shall not be unreasonably withheld or delayed. Each party’s right to indemnification under this Section 11 shall survive during the term of this Agreement and for a period of thirty-six (36) months thereafter.

Section 12. Force Majeure.

a. Neither party shall be liable to the other party for loss or damages, or shall have any right to terminate this Agreement for any default or delay attributable to any Force Majeure Event (as defined below), provided that the party affected gives prompt notice of any such cause to the other party. The party giving such notice shall thereupon be excused from such of its obligations hereunder for so long as it is thereby disabled from performing such obligations; provided, however, that such affected party promptly commences and continues to use its commercially reasonable efforts to cure such disablement as soon as practicable.

b. Notwithstanding anything to the contrary contained in this Agreement, in the event a Force Majeure Event shall have occurred and be continuing for sixty (60) consecutive days, the party not suffering such Force Majeure Event shall be entitled to terminate this Agreement effective immediately upon written notice to the party suffering such Force Majeure Event.

A “Force Majeure Event” includes any occurrence beyond the reasonable control of a party that prevents or substantially interferes with the performance by that party of any of its obligations hereunder, if such occurs by reason of any act of God, flood, epidemic, fire, explosion, earthquake, insurrection, riot, strike, lockout, labor dispute, casualty or accident; or war or act of war, revolution, civil commotion, acts of public enemies, terrorist attack, blockage or embargo; or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government.

Section 13. Disclaimer: Limitation of Liability.

a. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY HEREUNDER FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF PROFIT OR BUSINESS OPPORTUNITIES, WHETHER OR NOT SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

b. SAVE AS PROVIDED FOR UNDER SECTION 13(c) BELOW, IN NO EVENT WILL THE TOTAL AGGREGATE LIABILITY OF THE COMPANY OR APTUIT FOR ANY CLAIMS, LOSSES OR DAMAGES ARISING OUT OF THIS AGREEMENT AND ANY SOW EXCEED THE TOTAL AMOUNT OF FEES ACTUALLY RECEIVED BY APTUIT UNDER THE SOW GIVING RISE TO SUCH CLAIM, LOSS OR DAMAGE (LESS ALL DIRECT PASS-THROUGH COSTS CHARGED BY APTUIT TO CLIENT).

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c. THE LIMITATIONS OF LIABILITY CONTAINED IN SECTION 13(b) ABOVE SHALL APPLY REGARDLESS OF THE SUCCESS OR EFFECTIVENESS OF OTHER REMEDIES BUT SHALL NOT APPLY WITH RESPECT TO LIABILITY ARISING UNDER SECTION 10 (REGARDING CONFIDENTIALITY), SECTION 11 (INDEMNIFICATION) OR DUE TO THE WILLFUL MISCONDUCT AND/OR GROSS NEGLIGENCE OF A PARTY.

d. IN THIS SECTION 13, ANY REFERENCE TO “APTUIT” SHALL MEAN APTUIT AND/OR ANY OF ITS AFFILIATES DIRECTLY INVOLVED IN THE PERFORMANCE OF THE SERVICES PURSUANT TO A RELEVANT SOW GIVING RISE TO A LIABILITY.

e. EXCEPT AS EXPRESSLY SET FORTH WITHIN THIS AGREEMENT, A SOW OR THE TECHNICAL OR QUALITY AGREEMENT AND TO THE EXTENT PERMITTED BY LAW, APTUIT MAKES NO EXPRESS OR IMPLIED WARRANTIES RELATING TO THE SERVICES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

f. APTUIT will not be liable to the Company nor be deemed to have breached this Agreement for errors, delays or other consequences arising from the Company’s failure to provide necessary documents, materials or information as agreed and/or in a timely manner. Nor will APTUIT be liable to the Company if the Company fails to otherwise reasonably cooperate in order for APTUIT to perform its obligations, and any such failure by the Company will automatically extend any timelines affected by a time period that reasonably takes into account such failure in providing documents, materials, information or cooperation. If the Company delays or suspends a project under the SOW, APTUIT will make all reasonable efforts to re-allocate such personnel and mitigate costs and expenses incurred directly as a result of such delay or suspension; however the Company will be responsible for all reasonable direct costs and expenses that APTUIT is not able to mitigate.

Section 14. Miscellaneous.

a. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect to the extent allowed by law.

b. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. This Agreement may be executed by facsimile signature.

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c. All notices, requests, demands, payments and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given on receipt if delivered personally, upon receipt of a facsimile confirmation if faxed, two days after being sent by a nationally recognized overnight carrier, or three days after being mailed by certified mail, postage prepaid, return receipt requested. Notices shall be sent to the following addresses or to such other address as a party may specify in a notice pursuant to this Section 14(c):

If to APTUIT, to:

Two Greenwich Office Park

Greenwich, Connecticut 06831

Attention: General Counsel

Facsimile No.: +1 203 422 0266

If to the Company, to:

Iroko Pharmaceuticals, LLC

Navy Yard Corporate Center

One Crescent Drive, Suite 400

Philadelphia, PA 19112

Attention: General Counsel

FAX: 267/546-3004

d. The waiver by either party of a breach or a default of any provision of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has, or may have hereunder, operate as a waiver of any right, power or privilege by such party.

e. This Agreement (i) constitutes the binding agreement between the parties, (ii) represents the entire agreement between the parties and supersedes all prior and/or contemporaneous agreements relating to the subject matter contained herein, and (iii) may not be modified or amended except in writing signed by the parties.

f. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, as in effect from time to time and without regard to its conflicts of laws’ principles. The parties shall make all reasonable efforts to amicably resolve any disputes which may arise out of or relating to this Agreement. In the event that the parties fail so to resolve any dispute, then the dispute shall be submitted to arbitration before a single arbitrator in Philadelphia in accordance with the Commercial Rules of the American Arbitration Association (“AAA”) as then in effect.

g. APTUIT shall not assign this Agreement, in whole or in part, without the written consent of the Company, except to those Services already subcontracted to a third party and disclosed to the Company as of the Effective Date. APTUIT shall not create or permit the creation of any lien or encumbrance of any kind against the Equipment. The Company shall have the right to assign, without the consent of APTUIT, its rights and obligations under this Agreement to any Affiliate or in connection with a merger, consolidation, license or sale of substantially all of its assets or other equivalent transaction.

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h. Each party shall maintain during the term of this Agreement policies of insurance in the amounts and of the types reasonably appropriate for the conduct of their respective businesses.

i. In addition to insuring the Equipment as provided under this Agreement, all times during the Term of this Agreement and for a period of twenty-four (24) months thereafter, APTUIT shall procure and maintain, at its own expense, a Commercial General Liability insurance policy (including, “Product Liability”) having limits of $10,000,000 per occurrence and in the aggregate, providing personal injury and property damage with an insurer A.M. Best rating of A-X or better. The Company shall be named as an additional insured under such insurance policies.

j. All Products and materials shipped by APTUIT will be shipped F.C.A. APTUIT’s facilities (as such term is defined by Incoterms 2000). Absent specific instructions from the Company, APTUIT will select the carrier and ship freight prepaid, with the cost thereof charged to the Company.

k. Unless otherwise specified in an SOW, the currency to be used for invoice and payment will be US Dollars (the “Contracted Currency”). If APTUIT incurs pass-through expenses in a currency other than the Contracted Currency, then the Company will reimburse APTUIT for APTUIT’s actual costs in the Contracted Currency based on the Oanda.com foreign currency exchange rate for the applicable currencies on the date that APTUIT makes payment in respect of such expenses.

[Signature Page To Follow]

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[MASTER SERVICES AGREEMENT — SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Master Services Agreement as of the date first above written.

IROKO PHARMACEUTICALS, LLC

By:

	Name:	Fred Krieger
	Title:	CFO
	Date:	9-14-2010

APTUIT INC.

By:

Name:
Title:
	Date:	10/Sept/2010

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EXHIBIT A

TO THE

MASTER SERVICES AGREEMENT

TEMPLATE OF A STATEMENT OF WORK #1 (2010-001)

APPENDIX

This Statement of Work, [together with the Attachments hereto (if any)] (collectively, this “Appendix     ”), is agreed as of                  , 2010 (the “Effective Date”) pursuant to the Master Services Agreement (“MSA”) dated March     , 2010, between APTUIT INC. (“APTUIT”) and Iroko Pharmaceuticals, LLC (“Company”). All of the terms, covenants, and conditions set forth in the MSA are incorporated herein by reference as if the same had been set forth herein in full. Unless otherwise defined in this Appendix      defined terms shall have their respective meanings ascribed to them in the MSA.

1. Term: This Appendix      shall commence on the Effective Date and continue, unless terminated earlier as provided in the MSA, for [one (    ) months/year]. The term of this Appendix      may be extended upon the written agreement of the parties.

2. Company Manager: [Company to insert]

3. APTUIT Primary Contact Person: [APTUIT to insert]

4. Services: [Attach or describe here]

6. Deliverables: [Attach or insert]

APTUIT acknowledges and agrees that it shall make all commercially reasonable efforts to perform the Services in accordance with the Specifications, processes, written instructions and timelines for deliverable established in this Appendix     , and/or the MSA.

7. Fees: In consideration of the Services provided by APTUIT pursuant to this Appendix      Company shall pay APTUIT the sum of                      United States dollars ($        )

All payments hereunder shall become due within forty-five (45) days of Company’s receipt of APTUIT’s invoice for Services rendered and complete documentation in respect of invoiced reasonable expenses.

8. Invoices should be sent to:	Iroko Pharmaceuticals, LLC Attn: Michelle Nieves-Santiago Navy Yard Corporate Center One Crescent Drive, Suite 400 Philadelphia, PA 19112 Tel: 1-267/546-3040 Fax: 1-267-546-3004

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IN WITNESS WHEREOF, the parties hereto have executed this Appendix as of the Effective Date.

APTUIT INC.	Iroko Pharmaceuticals, LLC

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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APPENDIX A

STATEMENT OF WORK #1 (2010-001)

This Appendix A, together with the Attachments hereto (collectively, this “Statement of Work” or “SOW”), is agreed as of September 16, 2010 (the “Effective Date”) pursuant to the Master Services Agreement (“MSA”) dated September 10, 2010, between Iroko Pharmaceuticals, LLC (“Company”) and APTUIT INC., a Delaware limited liability company with office at Two Greenwich Office Park, Greenwich, Connecticut 06831 (“APTUIT”). All of the terms, covenants, and conditions set forth in the MSA are incorporated herein by reference as if the same had been set forth herein in full. Unless otherwise defined in this Statement of Work, defined terms shall have their respective meanings ascribed to them in the MSA. In the event of any conflict between the provisions of the MSA and this Statement of Work, the provisions of the MSA shall prevail.

1. Term: This Statement of Work shall commence on the Effective Date and continue, unless terminated earlier as provided in the MSA, for two (2) years. This Statement of Work shall be automatically renewed for one (1) year, unless terminated earlier as provided in the Master Service Agreement.

2. Iroko Manager: Sandra Matalonis.

3. Services: APTUIT shall provide the Services described in the document titled “Statement of Work Document v.11” attached hereto as Attachment 1. Company shall, from time to time, submit “Work Orders” to APTUIT, which Work Orders shall detail (a) the particular Services to be provided by APTUIT in accordance with Attachment 1, and (b) the Fees, including cost, prices, and expenses in respect of the Services. The Services shall be performed at APTUIT’s Kansas City, MO facility and any other APTUIT facility approved by Company.

4. Change Order: Any change in Services to be performed or the Fees to be paid for such changed Services under this SOW and/or a Work Order issued under this SOW shall be detailed in a “Change Order” signed by Company. Any such Change Order shall refer to the applicable Work Order.

5. Deliverables: APTUIT acknowledges and agrees that it shall perform the Services in accordance with the specifications, processes and agreed timelines for deliverables established in each Work Order issued under this SOW, and in accordance with the terms of the Quality Agreement agreed to by the parties pursuant to this SOW or Work Order (as may be applicable).

6. Fee: In consideration for the Services provided by APTUIT pursuant to this Statement of Work and/or any Work Order pursuant to this Statement of Work, Company shall pay APTUIT such fees, prices and costs as may be agreed in each Work Order using the appropriate “Project Pricing Detail” as set out in Attachment 1 hereto as an estimate and/or a guide only; provided, however that the fees, prices and cost per each Service item in any Work Order shall not exceed the cost of such Service item set out in Attachment 1 without Company’s written approval; provided, further that, that the total Fee, including fees, prices, expenses and cost of all pass-through items payable or reimbursable under SOW and/or all Work Order issues hereunder shall not exceed the total sum of [***] United States dollars ($ [***])

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

without Company’s written approval. All payments hereunder shall be paid in United States dollars and shall become due within thirty-five (35) days of Company’s receipt of APTUIT’s invoice for Services rendered and complete documentation in respect of invoiced reasonable pass-through expenses.

7. Invoices should be sent to:	Iroko Pharmaceuticals, LLC Attn: Michelle Nieves-Santiago Navy Yard Corporate Center One Crescent Drive Suite 400 Philadelphia, PA 19112, USA Tel: 1-267/546-3040 Fax: 1-267-546-3004

IN WITNESS WHEREOF, the Parties hereto have executed this Statement of Work as of the Effective Date.

AGREED:

APTUIT INC.		IROKO PHARMACEUTICALS, LLC

By:		By:

Name:	Stephen A. White	Name:	Fred C. Krieger

Title:	Vice President, North America Pharmaceutical Dev. & Mfg.	Title:	CFO

Date:	21 Sept 10	Date:	9-16-2010

ATTACHMENT 1

To

STATEMENT OF WORK #1

SCOPE OF WORK DOCUMENT [***]

1.1	Development Stage

1.1.1	[***]

Aptuit will furnish and install a [***] to be placed in the Kansas City facility [***] This will be at no cost to Iroko.

1.1.2	API Analytical Methods

The API analytical method activities to be conducted by Aptuit are summarized below:

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AMENDED STATEMENT OF WORK #1

THIS AMENDED STATEMENT OF WORK #1 (the “Amendment”) is entered into and made effective as of March 17, 2011 (the “Effective Date”), by and between Iroko Pharmaceuticals, LLC (“Iroko”) and APTUIT INC., (“APTUIT”). Iroko and APTUIT may be referred to herein individually as “Party” or collectively as the “Parties.”

BACKGROUND

WHEREAS, the Iroko and APTUIT entered into that Master Services Agreement dated September 10, 2010 (the “Agreement”);

WHEREAS, pursuant to the Agreement, Iroko and APTUIT entered into that Statement of Work #1 (“SOW”) dated September 16, 2010.

WHEREAS, the Parties now wish to amend the SOW for the purpose of deleting paragraph 1.2.2 of Attachment 1 to the SOW and all “NDA Validation” Services specified in Attachment 1 to the SOW.

1.	AMENDMENT OF STATEMENT OF WORK

The SOW is hereby amended in the following respect:

1.1	Deletion of Paragraph 1.2.2 of Attachment 1:

Paragraph 1.2.2 of Attachment 1 is hereby deleted in its entirety. All Fees, prices, costs and expenses related to “NDA Validation” Services specified in the SOW or any Work Order or Change Order document made pursuant thereto are hereby deleted as if same have been specifically listed and deleted herein.

2.	REMAINDER OF SOW

Save as is expressly set out above or as is necessarily implied by the context hereof, all other terms of the SOW shall remain in full force and effect.

For: APTUIT INC.
Karen Rhyner 13 June 2011
he warranting by his signature that he is duly authorized hereto

For: IROKO PHARMACEUTICALS, LLC

FRED C. KRIEGER, (CFO)
he warranting by his signature that he is duly authorized hereto